September 2009 Exhibit 99.1

Big & Tall Market
• Market defined as:
– big = waist size between 40” and 70”
– tall = height over 6’2”
• Big and tall men account for approximately 11% of the
male population.
• Big and tall market size is approximately $6 billion and
growing at almost twice the rate of the regular size
men’s apparel market.
– Big & tall apparel market is highly fragmented;
characterized by many small, local operators.

Market is growing as a percent to total
menswear sales
Obesity Trends* Among U.S. Adults
(*BMI 30, or about 30 lbs overweight)
No Data          <10%           10%–14% 15%–19%           20%–24%          25%–29%             30%
1985
2005
2000
1995
1990
2007
Source: CDC

2009
Goals
• Sales Decrease of 10% - 12%
• Generate Free Cash Flow between $20.0m - $25.0m
• Maximize Availability under the Credit Facility and
pay down bank debt to $14.5m - $18.0m
• Reduce Inventory Levels by 10.0% or $10.0m
• Reduce SG&A Expense by 15% to $151.0m
• Limit Capital Expenditures to $5.0m
• Improve Merchandise Margins between 275 to 325
basis points
• Improve our Customers’ Shopping Experience
through enhanced sales training programs and the
use of business productivity tools.

Sale of Common Stock
• On September 2, we sold 4,950,000 shares of common
stock to institutional investors.
• Sale price of $2.75/share raised $13.6m of capital.
• Transaction costs of approximately $1.0m results in
Net Proceeds of approximately $12.6m.
• Funds will be used to pay down revolving debt and
used for working capital purposes.

Selected Balance Sheet Information
$17.3m $12.5m
$7.0 - $8.0m
Fixed Term Loan
$41.0m
$38.7m $7.5m – $10.0m
Borrowing Under
Revolver
$117.8m
$98.6m $88.6m
Inventory
2007 2008
2009
Projected
• Projected Borrowing Under Revolver includes the impact from the September 2009 sale of stock from a shelf registration.

Selected Income Statement Information
$4.3m $3.0m $1.0m Interest Expense
$33.9m $34.1m $20.0m Marketing Expense
$-9.6m $7.6m $20.0m - $25.0m Free Cash Flow
44.4% 42.7% 43.7% – 44.2% Gross Margin
$178.1m $178.1m $151.0m SG&A
$464.1m $444.2m -10.0% to -12.0% Sales
2007 2008 2009 Projected
• Free Cash Flow is defined as cash flow from operating activities, less capital expenditures and discretionary store asset acquisitions.

Our Store Concepts

Casual Male Stores
• Casual Male XL is the nation’s largest
specialty retailer of big & tall clothing with
401 full price stores and 65 outlet stores in
47 states
CT-10
DE-3
RI-1
MA-13
MD-13
NH-3
NJ-20
VT-1
4
2
10
55
5
29
10
4
23 12
3
5
5
2
20
8
10
2
11
1
4
2
6
33
19
3
5
25
5
1
8
39
13
7
8
1
1
1
3
Long term potential –
additional 100-130 more stores

Rochester
• Targets the higher income consumer
within the big and tall market
– $100,000 per year average salary
• 22 store locations in downtown
major metropolitan areas and
upscale suburbs
• Average store size: 8,156 square ft
• Average sales / square foot: $256
– Stores carry higher-end designer
product
– Average transaction size: $300
Rochester
* 1 London, United Kingdom
Ma-1
CT-1
DC-1
1
5
1
2
1
1
2
3
1
Locations

Hybrid Stores

Concept
The Hybrid store, as conceived, is a combination Casual
Male, Rochester store featuring the lifestyle sportswear
apparel wardrobe needs offered by Casual Male, but
with an added lifestyle of higher end fashion apparel
offered by Rochester and an enhanced Clothing section
featuring the quality and fashion of Rochester Clothing
and the price points of Casual Male clothing

Hybrids
• Eliminated duplicative accessories/furnishings between combined
Rochester and Casual Male.
• Good, better, best tiered offering with most of best coming from
Rochester’s good and better assortment.
• Edited assortment for brands carried in both companies i.e. Polo, CK
Jeans.  Assortment will be merged presenting a broader range of price points and looks without duplication
• Store will be merchandised separately by brand except:
– Denim will be presented as a combined shop
– Sportswear will be presented by Brand
– Clothing/Furnishings will be merchandised as a combined shop
– Shoes will be set up as a service environment.

OPERATIONAL MODELS
Full Service Tailoring Full Service
Tailoring
No Tailoring Service
Offered
Tailoring
Leaning Towards Full
Service
Full Service Semi Self Service
Service
Mid-High Moderate High End Moderate Pricing
$45.00 $74.90 $32.10
Average Unit
Retail
9,045 8,156 3,515
Square Footage
Hybrid Store Rochester Casual Male

15 OAKBROOK, IL • Existing Locations

16 OAKBROOK, IL • Hybrid Store Front

17 TYPICAL HYBRID STORE LAYOUT PROPOSAL

18 TYPICAL HYBRID STORE SHOP IDENTITY LIGHT WOOD vs. DARK WOOD

19 CMRG Comparable Sales Trend -0.15 -0.1 -0.05 0 0.05 0.1 2005 2006 2007 2008 Q1 Q2 2009

20 Our Direct to Consumer Brands CasualmaleXL.com Rochesterclothing.com Livingxl.com BTDirect.com ShoesXL.com

21 CMRG Internet Sales by Year $0 $10,000,000 $20,000,000 $30,000,000 $40,000,000 $50,000,000 $60,000,000 2002 2003 2004 2005 2006 2007 2008

22

23

24

25

26

27

Obesity in Europe
• 135 million adults are affected by obesity
• Many countries more than half the adult population is
overweight and 30% defined as clinically obese
• In most European countries 1 in 4 children are obese
which is over 80 million children

Casual Male XL Loyalty Program Rewards
Current Program Performance:
• 2.2MM customers have been enrolled to date
• Of the 1.43MM retail customers, 1.18 or 83% are
enrolled
• 83% of new customers captured in POS are being
enrolled
• 88% of transactions involved an XL Rewards member
• Loyalty members average spend per transaction is
17% or $15 higher than non-members
• March 2009 Launched Prestige XL rewards for highest
spending customers, spend over $1,000 per year

Forward Looking Statements:
This presentation contains certain forward-looking statements concerning the
Company's operations, performance, and financial condition. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: the failure to implement the Company's business plan for increased profitability and growth in the Company's retail stores sales and direct-to-consumer segments, the failure of management to develop the Company’s new direct to consumer businesses, the failure of changes in management to achieve improvement in the
Company's competitive position, adverse changes in costs vital to catalog operations, such as postage, paper and acquisition of prospects, declining response rates to catalog offerings, failure to maintain efficient and uninterrupted order-taking and fulfillment in our direct-to-consumer business, changes in or miscalculation of fashion trends, extreme or unseasonable weather conditions, economic downturns, escalation of energy costs, a weakness in overall consumer demand, increases in wage rates, the ability to hire and train associates, trade and security restrictions and political or financial instability in countries where goods are manufactured, increases in raw material costs from inflation and other factors, the interruption of merchandise flow from the
Company's centralized distribution facilities, competitive pressures, and the adverse effects of natural disasters, war, acts of terrorism or threats of either, or other armed conflict, on the United States and international economies. These, and other risks and uncertainties, are detailed in the Company's filings with the Securities and Exchange
Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2009 filed on March 23, 2009 and other Company filings with the
Securities and Exchange Commission. Casual Male assumes no duty to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.